Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICERPURSUANT TO 18 U.S.C. SECTION 1350
        In connection with the Annual Report of MRV Communications, Inc. ("MRV") on Form 10-K for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in his capacity as Chief Financial Officer (principal financial officer) of MRV, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MRV.

Date: March 15, 2012	/s/ Chris King
Chris King
Chief Financial Officer
(Principal Financial Officer)